Exhibit 99.1

Unaudited Pro Forma Combined Financial Information

This unaudited pro forma combined financial information has been prepared to reflect the acquisition of CDM Resource Management Compression Business (“CDM”) by Regency Energy Partners LP (the “Partnership”).  On December 11, 2007, the Partnership and ADJHR, LLC, an indirect wholly owned subsidiary of the Partnership (“Merger Sub”), entered into an agreement and plan of merger (the “Merger Agreement”) with CDM Resource Management, Ltd., (“CDM”), CDM OLP GP, LLC, the sole general partner of CDM, and CDMR Holdings, LLC, a Delaware limited liability company and the sole limited partner of CDM (each a “Partner” and together the “Partners”).  The Merger Agreement was previously reported in Regency’s Current Report on Form 8-K dated December 11, 2007.

On January 15, 2008, the parties to the Merger Agreement consummated the closing of the transactions contemplated by the Merger Agreement and CDM merged with and into Merger Sub, with Merger Sub continuing as the surviving entity after the merger (the “Merger”). Following the Merger, Merger Sub changed its name to CDM Resource Management LLC.  The total purchase price paid by the Partnership for the partnership interests of CDM consisted of (1) the issuance of an aggregate of 7,276,506 Class D common units of the Partnership, which were valued at $219,590,000, (2) the payment of an aggregate of $161,945,000 in cash to the Partners, and (3) $316,500,000 to retire CDM’s debt obligations.

The Partnership applied the guidance of Statement of Financial Accounting Standard No. 141, “Business Combinations.”  The pro forma adjustments, which were prepared applying the rules established by the Securities and Exchange Commission in Article 11 of Regulation S-X, have been applied to the unaudited combined financial statements presented in accordance with Rule 3-05 of Regulation S-X.

The statement of operations for the year ended December 31, 2007 and the three months ended March 31, 2008 reflects the pro forma adjustments as though the acquisitions occurred on the beginning of each respective period.  A balance sheet reflecting the acquisitions of CDM, together with all required balance sheet disclosures, was filed in our Form 10-Q for the three months ended March 31, 2008.  Accordingly, this Current Report on Form 8-K does not include a pro forma balance sheet.

The historical financial information included in the columns entitled “Partnership” was derived from the audited statements included in our annual report on Form 10-K for the year ended December 31, 2007 and amended in a Form 8-K filed May 9, 2008 and the unaudited financial statements included in our Form 10-Q for the three months ended March 31, 2008.

The historical information included in the column entitled “FrontStreet” was derived from its historical statement of operations for the period January 1, 2007 to June 18, 2007, the date upon which the Partnership acquired FrontStreet.  Because the FrontStreet acquisition is a transaction between commonly controlled entities (i.e., the buyer and seller were each affiliates of General Electric Capital Corporation), the Partnership accounted for the acquisition in a manner similar to the pooling of interest.  The Partnership recast its historical financial statements included in its December 31, 2007 Form 10-K in a Current Report on Form 8-K dated May 9, 2008, to reflect the pooling of interest between the Partnership and FrontStreet beginning June 18, 2007.

The historical financial information included in the columns entitled “Pueblo” was derived from our Amended Current Reports on Form 8-K/A filed on May 10, 2007 and June 12, 2007.  The historical statements of operations for the Partnership included in this Current Report on Form 8-K do not include the effects of our Pueblo acquisition for the three months ended March 31, 2007.  As such, the historical statements of operations and related pro forma footnotes of Pueblo for this period is included in this Current Report on Form 8-K.

The historical financial information included in the columns entitled “CDM” was derived from CDM’s audited financial statements included in this Current Report at Exhibit 99.2 and its unaudited financial statements for the period from January 1, 2008 to January 15, 2008.

The unaudited pro forma combined financial information is based on assumptions that the Partnership believes are reasonable under the circumstances and are intended for informational purposes only.  Actual results may differ from the estimates and assumptions used.  They are not necessarily indicative of the financial results that would have occurred if these acquisitions had taken place on the dates indicated, nor are they indicative of the future consolidated results.

Regency Energy Partners LP
Unaudited Pro Forma Combined Statement of Operations
For the Year Ended December 31, 2007
(in thousands except unit data and per unit data)

	Partnership	FrontStreet	Pueblo	CDM	Pro Forma Adjustments		Pro Forma Combined
REVENUES
Gas sales	$744,681	$-	$1,182	$-	$-		$745,863
NGL sales	347,737	-	2,097	-	-		349,834
Gathering, transportation and other fees, including related party amounts of $1,350	100,644	20,155	411	91,161	-		212,371
Net realized and unrealized loss from risk management activities	(34,266)	-	(2)	-	-		(34,268)
Other	31,442	-	33	5,453	-		36,928
Total revenues	1,190,238	20,155	3,721	96,614	-		1,310,728

OPERATING COSTS AND EXPENSES
Cost of sales, including related party amounts of $14,165	976,145	-	1,951	-	-		978,096
Operation and maintenance	58,000	12,724	632	47,586	-		118,942
General and administrative	39,713	205	321	16,335	(197)	a	56,377
Loss (gain) on asset sales, net	1,522	-	-	(228)	-		1,294
Transaction expenses	420	-	-	-	-		420
Depreciation and amortization	55,074	2,832	333	12,003	269	b	81,678
					11,167	c
Total operating costs and expenses	1,130,874	15,761	3,237	75,696	11,239		1,236,807

OPERATING INCOME (LOSS)	59,364	4,394	484	20,918	(11,239)		73,921

Interest expense, net	(52,016)	-	(15)	(18,732)	(750)	d	(86,207)
					(14,219)	e
					(475)	f
Loss on debt refinancing	(21,200)	-	-	-	-		(21,200)
Other income and deductions, net	1,252	48	(160)	202	-		1,342
Minority interest	(305)	-	-	-	-		(305)
INCOME (LOSS) BEFORE INCOME TAXES	(12,905)	4,442	309	2,388	(26,683)		(32,449)

Income tax expense (benefit)	931	-	-	379	(288)	g	1,022

NET INCOME (LOSS)	$(13,836)	$4,442	$309	$2,009	$(26,395)		$(33,471)

General partner's interest	(393)	89	6	40	(528)	h	(786)
Beneficial conversion feature for Class C common units	1,385	-	-	-	-		1,385
Limited partners' interest	$(14,828)	$4,353	$303	$1,969	(25,867)		$(34,070)

Earnings per unit:
Amount allocated to common and subordinated units	$(20,620)					i	$(44,215)
Weighted average number of common and subordinated units outstanding	51,056,769						51,056,769
Basic and diluted loss per common and subordinated unit	$(0.40)						$(0.87)
Distributions per unit	$1.52						$1.52

Amount allocated to Class B common units	$-					i	$-
Weighted average number of Class B common units outstanding	651,964						651,964
Basic and diluted income per Class B common unit	$-						$-
Distributions per unit	$-						$-

Amount allocated to Class C common units	$1,385						$1,385
Total Class C common units outstanding	2,857,143						2,857,143
Basic and diluted income per Class C common unit due to beneficial conversion feature	$0.48						$0.48
Distributions per unit	$-						$-

Amount allocated to Class D common units	$-					i	$-
Total Class D common units outstanding	7,276,506						7,276,506
Basic and diluted income per Class D common unit	$-						$-
Distributions per unit	$-						$-

Amount allocated to Class E common units	$5,792						$10,145
Weighted average number of Class E common units outstanding	4,701,034						4,701,034
Basic and diluted income per Class E unit	$1.23						$2.16
Distributions per unit	$2.06						$4.55
See accompanying notes to unaudited pro forma combined financial information

Regency Energy Partners LP
Unaudited Pro Forma Combined Statement of Operations
For the Three Months Ended March 31, 2008
(in thousands except unit data and per unit data)

	Partnership	CDM	Pro Forma Adjustments		Pro Forma Combined

REVENUES
Gas sales	$236,692	$-	$-		$236,692
NGL sales	108,499	-	-		108,499
Gathering, transportation and other fees, including related party amounts of $53	61,986	4,392	-		66,378
Net realized and unrealized loss from risk management activities	(13,657)	-	-		(13,657)
Other	11,715	-	-		11,715
Total revenues	405,235	4,392	-		409,627

OPERATING COSTS AND EXPENSES
Cost of sales, including related party amounts of $403	313,589	2,849	-		316,438
Operation and maintenance	28,845	(812)	-		28,033
General and administrative	10,923	382	-		11,305
Management services termination fee	3,888	-	-		3,888
Transaction expenses	348	-	-		348
Depreciation and amortization	21,741	574	450	j	22,765
Total operating costs and expenses	379,334	2,993	450		382,777

OPERATING INCOME	25,901	1,399	(450)		26,850

Interest expense, net	(15,406)	(1,304)	(451)	k	(17,161)
Other income and deductions, net	176	1,090	-		1,266
Minority interest	(72)	-	-		(72)
INCOME (LOSS) BEFORE INCOME TAXES	10,599	1,185	(901)		10,883

Income tax expense (benefit)	251	-	-		251
NET INCOME (LOSS)	$10,348	$1,185	$(901)		$10,632
Less:
General partner's make-whole allocation for prior losses	$569	$-	$-		$569
General partner's interest in current period net income (loss)	196	24	(18)		202
Beneficial conversion feature for Class D common units	1,559	-	-		1,559
Limited partners' interest in net income (loss)	$8,024	$1,161	$(883)		$8,302

Earnings per unit:
Amount allocated to common and subordinated units	$8,024			i	8,302
Weighted average number of common and subordinated units outstanding	59,229,507				$59,229,507
Basic income per common and subordinated unit	$0.14				$0.14
Diluted income per common and subordinated unit	$0.13				$0.14
Distributions per unit	$0.40				$0.40

Amount allocated to Class D common units	$1,559				$1,559
Weighted average number of Class D common units outstanding	7,276,506				7,276,506
Basic and diluted income per Class D common unit due to beneficial conversion feature	$0.21				$0.21
Distributions per unit	$-				$-

Amount allocated to Class E common units	$-				$-
Weighted average number of Class E common units outstanding	4,701,034				4,701,034
Basic and diluted income per Class E common unit	$-				$-
Distributions per unit	$-				$-
See accompanying notes to unaudited pro forma combined financial information

Regency Energy Partners LP
Notes to Unaudited Pro Forma Combined Financial Information

The following notes discuss the columns presented and the entries made to the unaudited pro forma combined financial information.
Partnership
This column represents statements of operations of the Partnership for the year ended of December 31, 2007 and three months ended March 31, 2008.  The March 31, 2008 financial statements were derived from our unaudited financial statements as reported in our Quarterly Report on Form 10-Q for the three months ended March 31, 2008.  The December 31, 2007 statement of operations was derived from our audited financial statements as reported in our Annual Report on Form 10-K for the year ended December 31, 2007 and Form 8-K filed May 9, 2008.

FrontStreet
The column represents the historical statement of operations of FrontStreet Hugoton LLC for the period January 1, 2007 to June 18, 2007, the date upon which the Partnership acquired FrontStreet.  Because the FrontStreet acquisition is a transaction between commonly controlled entities (i.e., the buyer and seller were each affiliates of General Electric Capital Corporation), the Partnership accounted for the acquisition in a manner similar to the pooling of interest.  The Partnership recast its historical financial statements included in its December 31, 2007 Form 10-K in a Current Report on Form 8-K dated May 9, 2008 to reflect the pooling of interest between the Partnership and FrontStreet beginning June 18, 2007.  The recast financial information is included in the “Partnership” column.

Pueblo
This column represents the historical consolidated statements of operations of Pueblo Midstream Gas Corporation that have been derived from our Amended Current Reports on Forms 8-K/A filed on May 10, 2007 and June 12, 2007.  The historical statements of operations for the Partnership included in this Current Report on Form 8-K do not include the effects of our Pueblo acquisition for the three months ended March 31, 2007.  As such, the historical statements of operations and related pro forma footnotes of Pueblo for this period is included in this Current Report on Form 8-K.

CDM
This column represents the historical consolidated financial statements of CDM Resource Management Compression Business that has been derived from its audited financial statements for the year ended December 31, 2007 included in this Current Report at Exhibit 99.2 and its unaudited financial statements for the period from January 1, 2008 to January 15, 2008.

Pro Forma Adjustment Explanations
a.	Represents the cessation of management oversight fees paid to the previous owners by Pueblo in 2007.

b.
Represents the incremental depreciation expense for Pueblo due to the increase in book value of property, plant and equipment, applying straight–line depreciation over a twenty year property life.  If the amount of goodwill were to increase by $1,000,000 and the estimated useful lives of depreciable assets were to remain at 20 years, annual depreciation and amortization expense would decrease by $50,000.

c.
Represents the incremental depreciation and amortization expense for CDM due to the increased book value of property, plant and equipment and intangible assets, applying straight–line depreciation over a 25 year period for the property plant and equipment and amortizing the intangible assets over a period of 14 years.  The purchase price was allocated to the following assets:

At January 15, 2008
(in thousands)

Working capital	$19,276
Other assets	4,548
Gas plants and buildings	501
Gathering and transmission systems	410,075
Other property, plant and equipment	3,649
Construction-in-progress	40,737
Identifiable intangible assets	80,480
Goodwill	138,769
Assets acquired	$698,035

d.
Represents the incremental interest expense incurred related to Pueblo, applying the Partnership’s 8.78 percent cost of debt in the three months ending March 31, 2007 to borrowings of $34,844,000 to fund the cash payment associated with our Pueblo acquisition.

e.
Represents the incremental interest expense incurred related to CDM, applying the Partnership’s 8.78 percent cost of debt in the year ended December 31, 2007, to borrowings of $161,945,000 to fund the cash payments associated with our CDM acquisition.

f.
Represents the incremental interest expense based on the $11,752,000 the Partnership borrowed as partial consideration for our FrontStreet acquisition, applying the Partnership’s 8.78 percent cost of debt for the period January 1, 2007 to January 18, 2007.

g.	Represents the total pro forma adjustment for Pueblo, multiplied by the statutory tax rate of 35 percent, as Pueblo is a taxable corporation.

h.	Represents the general partner’s share of the incremental net loss associated with pro forma adjustments.

i.
Represents the limited partner’s share of the incremental net loss associated with the pro forma adjustments on the basis of distribution received to common units and subordinated unit holders.  Class B and Class C unit holders were not allocated earnings or distributions for the year ended December 31, 2007, as they converted to common units.  Class D units holders were not allocated earnings or distributions for the year ended December 31, 2007, as they do not participated in earnings or distribution until they are converted to common units.

j.
Represents the incremental depreciation and amortization expense for CDM due to the increased book value of property, plant and equipment and intangible assets; applying straight–line depreciation over a 25 year period for the property plant and equipment and amortizing the intangible assets over a period of 14 years.

k.
Represents the incremental interest expense related to CDM, applying the Partnership’s 6.9 percent cost of debt in the three months ended March 31, 2008, to borrowings of $161,945,000 to fund the cash payment associated with our CDM acquisition.